UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2019
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Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the “Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership of which the Company serves as the sole general partner.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2019 at 9:00 a.m. (Pacific Time).

(b) The voting results from the Company’s Annual Meeting were as follows:

1.
Each of the following ten directors was elected to our Board to serve until the next annual meeting of stockholders in 2020 or until their respective successors are elected and qualified, and received the number of votes set forth below. For each director, there were 2,621,176 broker non-votes.

Name	For	Against	Abstain
Victor J. Coleman	139,638,665.596742	4,276,042	24,077
Theodore R. Antenucci	141,806,927.596742	2,107,680	24,177
Richard B. Fried	141,507,821.596742	2,406,786	24,177
Jonathan M. Glaser	141,810,183.596742	2,104,424	24,177
Robert L. Harris II	142,609,286.596742	1,304,921	24,577
Christy Haubegger	143,046,015.596742	868,592	24,177
Mark D. Linehan	141,794,711.596742	2,119,836	24,237
Robert M. Moran, Jr.	96,513,769.596742	47,400,778	24,237
Barry A. Porter	103,313,869.596742	40,600,738	24,177
Andrea Wong	98,597,569.596742	45,317,579	23,636

2.
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year was approved by a vote of 144,352,766.596742 shares in favor, 2,181,994 shares against, and 25,200 shares abstaining. There were no broker non-votes.

3.
An advisory resolution approving the Company’s executive compensation was approved by a vote of 138,978,329 shares in favor, 4,900,703 shares against, and 59,752.596742 shares abstaining. There were 2,621,176 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: May 28, 2019	By:	/s/ MARK T. LAMMAS
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer